SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)      April 15, 1998

        Florida East Coast Industries, Inc.
(Exact name of Registrant as specified in its charter)

                Florida
(State or other jurisdiction of incorporation)

        2-89530                                        59-2349968
(Commission File Number)                   (IRS Employer Identification No.)

 One Malaga Street, St. Augustine, FL                  32085-1048
(Address of principal executive office)                (Zip Code)

Registrant's telephone number, including area code:   904-829-3421

               1650 Prudential Drive, Jacksonville, FL 32201-1380
           (Former name or former address, if changed since last report)

ITEM 5.              OTHER MATERIALLY IMPORTANT EVENTS
======================================================
On April 15, 1998, Florida East Coast Industries, Inc.issued the following Press Release:

     "The Board of Directors of Florida East Coast Industries,
      Inc. has determined it to be in the best interest of the Company and its shareholders to seek approval at its Annual Meeting to be held on May 20, 1998, of a 4-for-1 stock split to holders of record on the record date of June 1, 1998, and to increase the authorized number of shares of the Company's Common Stock from 9,360,000 shares to 50,000,000 shares to facilitate the split and provide shares for other corporate purposes.

     "Florida East Coast Industries, Inc. is a NYSE-listed company owning subsidiaries engaged in rail transportation, truck transportation, and real estate development and ownership."


                                   SIGNATURE
                                   =========

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       FLORIDA EAST COAST INDUSTRIES, INC.

                           BY:  s/s  T. Neal Smith
                                Vice President, Secretary & Treasurer

Dated:  April 15, 1998